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                                                                   EXHIBIT 10(M)
                                                                   -------------

                               First Amendment to
                        DEFERRED COMPENSATION AGREEMENT


     This agreement amends that certain Deferred Compensation Agreement dated December 22, 1994 (the "Deferred Compensation Agreement") between H.B. Fuller Company, a Minnesota corporation (the "Company") and Walter Kissling, a citizen of Costa Rica ("Kissling").

     In consideration of the mutual covenants and agreements contained herein, Company and Kissling hereby agree as follows:

1. Section 4.4 of the Deferred Compensation Agreement shall be amended by amending the last sentence to read as follows:


     "If Kissling should die while on expatriate assignment with the Company in the United States and after giving effect to any liabilities of Kissling's estate, Kissling's estate becomes subject to United States estate or gift taxes as a result of the Account balance, the Company will indemnify and hold Kissling's estate harmless from such estate or gift tax liability but only to the extent such liability exceeds $8,500,000."

2. Except as hereby amended the Deferred Compensation Agreement shall remain in full force and effect.


Dated May 5, 1997


                                        H.B. FULLER COMPANY


                                        By /s/ James A. Metts
                                           ---------------------------
                                           JAMES A. METTS

                                        Its: V.P. Human Resources
                                             -------------------------
                                             V.P. HUMAN RESOURCES


                                        By /s/  Walter Kissling
                                           ---------------------------
                                           WALTER KISSLING